                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16, 2000 to July 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of July, 2000.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 8/01/2000

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     --------------        ------------
CLASS A CERTIFICATES
--------------------
(1a)  Amount available( including Monthly Servicing Fee)                              10,980,463.08
                                                                                     --------------
 (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                     --------------
 (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
      Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
      Remittance Date                                                                 10,980,463.08
                                                                                     --------------
 (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                     --------------

A.    Interest
      (2)  Aggregate  interest
           a. Class A-1 Remittance Rate (6.84%)                                            6.84000%
                                                                                     --------------
           b. Class A-1 Interest                                                         606,904.99          4.38198549
                                                                                     --------------        ------------
           c. Class A-2 Remittance Rate (7.19%)                                               7.19%
                                                                                     --------------
           d. Class A-2 Interest                                                         239,666.67          5.99166675
                                                                                     --------------        ------------
           e. Class A-3 Remittance Rate (7.30%)                                               7.30%
                                                                                     --------------
           f. Class A-3 Interest                                                         793,875.00          6.08333333
                                                                                     --------------        ------------
           g. Class A-4 Remittance Rate (7.62%)                                               7.62%
                                                                                     --------------
           h. Class A-4 Interest                                                         793,750.00          6.35000000
                                                                                     --------------        ------------
           i. Class A-5 Remittance Rate (8.06%)                                               8.06%
                                                                                     --------------
           j. Class A-5 Interest                                                       2,102,316.67          6.71666668
                                                                                     --------------        ------------

      (3)  Amount applied to:
           a. Unpaid Class A Interest Shortfall                                                0.00                   0
                                                                                     --------------        ------------

      (4)  Remaining:
           a. Unpaid Class A Interest Shortfall                                                0.00                   0
                                                                                     --------------        ------------

B.  Principal
      (5)  Formula Principal Distribution  Amount                                     3,658,253.75                 N/A
                                                                                     --------------        ------------
           a. Scheduled Principal                                                        782,474.57                 N/A
                                                                                     --------------        ------------
           b. Principal Prepayments                                                    3,384,623.40                 N/A
                                                                                     --------------        ------------
           c. Liquidated Contracts                                                        71,920.97                 N/A
                                                                                     --------------        ------------
           d. Repurchases                                                                      0.00                 N/A
                                                                                     --------------        ------------
           e. Current Month Advanced Principal                                           720,441.40                 N/A
                                                                                     --------------        ------------
           f. Prior Month Advanced Principal                                          (1,301,206.59)                N/A
                                                                                     --------------        ------------
           g. Additional Principal Distribution ($4,500,000.00 cap)                            0.00
                                                                                     --------------

      (6)  Pool Scheduled Principal Balance                                          869,536,747.53
                                                                                     --------------
      (6b) Adjusted Pool Principal Balance                                           868,816,306.13        980.05223478
                                                                                     --------------        ------------
      (6c) Pool Factor                                                                   0.98005223
                                                                                     --------------

      (6d) Net Certificate Principal Balance                                         850,816,306.13
                                                                                     --------------
      (6e) Overcollateralization Amount                                               18,000,000.00
                                                                                     --------------
      (6f) Prefunded Amount                                                                    0.00
                                                                                     --------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 2

       (7) Unpaid Class A Principal Shortfall
           (if any) following prior Remittance Date                                            0.00
                                                                                     --------------
       (8) Class A Percentage for such Remittance Date                                       93.15%
                                                                                     --------------
       (9) Class A Percentage for the following  Remittance Date                             93.12%
                                                                                     --------------
      (10) Class A  Principal Distribution:
           a. Class A-1                                                                3,658,253.75         26.41338448
                                                                                     --------------        ------------
           b. Class A-2                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           c. Class A-3                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           d. Class A-4                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           e. Class A-5                                                                        0.00          0.00000000
                                                                                     --------------        ------------
      (11) Class A-1 Principal Balance                                               102,816,306.13        742.35600094
                                                                                     --------------        ------------
     (11a) Class A-1 Pool Factor                                                         0.74235600
                                                                                     --------------
      (12) Class A-2 Principal Balance                                                40,000,000.00        1000.0000000
                                                                                     --------------        ------------
     (12a) Class A-2 Pool Factor                                                         1.00000000
                                                                                     --------------
      (13) Class A-3 Principal Balance                                               130,500,000.00        1000.0000000
                                                                                     --------------        ------------
     (13a) Class A-3 Pool Factor                                                         1.00000000
                                                                                     --------------
      (14) Class A-4 Principal Balance                                               125,000,000.00        1000.0000000
                                                                                     --------------        ------------
     (14a) Class A-4 Pool Factor                                                         1.00000000
                                                                                     --------------
      (15) Class A-5 Principal Balance                                               313,000,000.00        1000.0000000
                                                                                     --------------        ------------
     (15a) Class A-5 Pool Factor                                                         1.00000000
                                                                                     --------------
      (16) Unpaid Class A Principal Shortfall
           (if any)following current Remittance Date                                           0.00
                                                                                     --------------

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

      (17) 31-59 days                                                                 12,735,484.06                 328
                                                                                     --------------        ------------
      (18) 60 days or more                                                            14,062,175.16                 344
                                                                                     --------------        ------------
      (19) Current Month Repossessions                                                 1,565,249.99                  44
                                                                                     --------------        ------------
      (20) Repossession Inventory                                                      2,372,235.46                  64
                                                                                     --------------        ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT Jul-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 3

Class M-1, M-2 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April, 2004.)

      (21) Average Sixty - Day Delinquency Ratio Test

           (a) Sixty - Day Delinquency Ratio for current Remittance Date                                           1.89%
                                                                                                           -------------

           (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
               may not exceed 5.0%)                                                                                1.16%
                                                                                                           -------------

      (22) Average Thirty - Day Delinquency Ratio

           (a) Thirty - Day Delinquency Ratio for current Remittance Date                                          3.35%
                                                                                                           -------------

           (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
               may not exceed N/A% (no test))                                                                      2.42%
                                                                                                           -------------

      (23) Cumulative Realized Losses Test

           (a) Cumulative Realized Losses for  current Remittance Date
               (as a percentage of Cut-off Date Pool Principal Balance:
               may not exceed 5.5% from April 1, 2004 to March 29, 2005;
               7.0% from April 1, 2005 to March 31, 2006; 9.0% from April 1,
               2006, to March 31, 2007 and 10.5% thereafter)                                                        0.01
                                                                                                           -------------

      (24) Current Realized Losses Test

           (a) Current Realized Losses for current Remittance Date                                             48,453.44
                                                                                                           -------------

           (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
               Remittance and for current Remittance Date; may not exceed 2.75%)                                   0.04%
                                                                                                           -------------

      (25) Class M-1 Principal Balance Test

           (a) The sum of Class M Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
               Date is greater than 24.375%                                                                       16.33%
                                                                                                           -------------

      (26) Class M-2 Principal Balance Test

           (a) The sum of Class M-2 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
               Date is greater than 18.75%                                                                        11.06%
                                                                                                           -------------

      (27) Class B Principal Balance Test

           (a) Class B Principal Balance (before any distributions on current
               Remittance Date) as of such Remittance date is greater than
               $14,000,000.00                                                                              58,500,000.00
                                                                                                           -------------

           (b) Class B Principal Balance (before distributions on current
               Remittance Date) divided by pool Scheduled Principal Balance
               as of preceding Remittance Date is equal to or greater than 12%.                                    6.85%
                                                                                                           -------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 4

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     --------------        ------------
CLASS M-1 CERTIFICATES
----------------------
      (28) Amount available (including Monthly Servicing Fee)                         2,785,696.00
                                                                                     -------------
A.    Interest
      (29) Aggregate interest

           (a) Class M-1 Remittance Rate 8.30%, unless the
               Weighted Average Contract Rate is less than 8.30%)                            8.30%
                                                                                     -------------
           (b) Class M-1 Interest                                                       311,250.00            6.91666667
                                                                                     -------------         -------------
           (c) Interest on Class M-1 Adjusted Principal Balance                               0.00
                                                                                     -------------

      (30) Amount applied to Class M-1 Interest Deficiency Amount                             0.00
                                                                                     -------------

      (31) Remaining unpaid Class M-1 Interest Deficiency Amount                              0.00
                                                                                     -------------

      (32) Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                                             0.00                     0
                                                                                     -------------         -------------

      (33) Remaining:
           a. Unpaid Class M-1 Interest Shortfall                                             0.00                     0
                                                                                     -------------         -------------

B.    Principal
      (34) Formula Principal Distribution Amount                                              0.00                   N/A
                                                                                     -------------         -------------
           a. Scheduled Principal                                                             0.00                   N/A
                                                                                     -------------         -------------
           b. Principal Prepayments                                                           0.00                   N/A
                                                                                     -------------         -------------
           c. Liquidated Contracts                                                            0.00                   N/A
                                                                                     -------------         -------------
           d. Repurchases                                                                     0.00                   N/A
                                                                                     -------------         -------------

      (35) Class M-1 Principal Balance                                               45,000,000.00         1000.00000000
                                                                                     -------------         -------------
     (35a) Class M-1 Pool Factor                                                        1.00000000
                                                                                     -------------

      (36) Class M-1 Percentage for such Remittance Date                                     0.00%
                                                                                     -------------

      (37) Class M-1  Principal Distribution:
           a. Class M-1 (current)                                                             0.00            0.00000000
                                                                                     -------------         -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                        0.00
                                                                                     -------------

      (38) Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                         0.00
                                                                                     -------------

      (39) Class M-1 Percentage for the following Remittance Date                            0.00%
                                                                                     -------------

      (40) Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                                              0.00
                                                                                     -------------
           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                               0.00
                                                                                     -------------
           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                                0.00
                                                                                     -------------
           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                                        0.00
                                                                                     -------------
           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                           0.00
                                                                                     -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 5

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     --------------        ------------
CLASS M-2 CERTIFICATES
----------------------
      (41) Amount available (including Monthly Servicing Fee)                          2,474,446.00
                                                                                     --------------
A.    Interest
      (42) Aggregate interest

           (a) Class M-2 Remittance Rate9.08%, unless the
               Weighted Average Contract Rate is less than 9.08%)                             9.08%
                                                                                     --------------
           (b) Class M-2 Interest                                                        272,400.00           7.56666667
                                                                                     --------------        -------------
           (c) Interest on Class M-2 Adjusted Principal Balance                                0.00
                                                                                     --------------

      (43) Amount applied to Class M-2 Interest Deficiency Amount                              0.00
                                                                                     --------------

      (44) Remaining unpaid Class M-2 Interest Deficiency Amount                               0.00
                                                                                     --------------

      (45) Amount applied to:
           a. Unpaid Class M-2 Interest Shortfall                                              0.00                    0
                                                                                     --------------        -------------

      (46) Remaining:
           a. Unpaid Class M-2 Interest Shortfall                                              0.00                    0
                                                                                     --------------        -------------

B.    Principal
      (47) Formula Principal Distribution Amount                                               0.00                  N/A
                                                                                     --------------        -------------
           a. Scheduled Principal                                                              0.00                  N/A
                                                                                     --------------        -------------
           b. Principal Prepayments                                                            0.00                  N/A
                                                                                     --------------        -------------
           c. Liquidated Contracts                                                             0.00                  N/A
                                                                                     --------------        -------------
           d. Repurchases                                                                      0.00                  N/A
                                                                                     --------------        -------------

      (48) Class M-2 Principal Balance                                                36,000,000.00        1000.00000000
                                                                                     --------------        -------------
     (48a) Class M-2 Pool Factor                                                         1.00000000
                                                                                     --------------

      (49) Class M-2 Percentage for such Remittance Date                                      0.00%
                                                                                     --------------

      (50) Class M-2  Principal Distribution:
           a. Class M-2 (current)                                                              0.00           0.00000000
                                                                                     --------------        -------------
           b. Unpaid Class M-2 Principal Shortfall
              (if any) following prior Remittance Date                                         0.00
                                                                                     --------------

      (51) Unpaid Class M-2 Principal Shortfall
           (if any) following current Remittance Date                                          0.00
                                                                                     --------------

      (52) Class M-2 Percentage for the following Remittance Date                             0.00%
                                                                                     --------------
      (53) Class M-2 Liquidation Loss Interest
           (a) Class M-2 Liquidation Loss Amount                                               0.00
                                                                                     --------------
           (b) Amount applied to Class M-2
               Liquidation Loss Interest Amount                                                0.00
                                                                                     --------------
           (c) Remaining Class M-2 Liquidation Loss
               Interest Amount                                                                 0.00
                                                                                     --------------
           (d) Amount applied to Unpaid Class M-2
               Loss Interest Shortfall                                                         0.00
                                                                                     --------------
           (e) Remaining Unpaid Class M-2
               Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                       REMITTANCE DATE 8/01/2000
                                     Page 6

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     --------------         ------------
CLASS BI CERTIFICATES
---------------------
       (1) Amount Available less the Class A
           Distribution Amount and Class M-1 Distribution
           Amount (including Monthly Servicing Fee)                                   2,202,046.00
                                                                                     -------------

       (3) Class B-1 Remittance Rate (8.80%
           unless Weighted Average Contract Rate
           is below 8.80%)                                                                   8.80%
                                                                                     -------------

       (3) Aggregate Class B1 Interest                                                  198,000.00            7.33333333
                                                                                     -------------          ------------

       (4) Amount applied to Unpaid
           Class B1 Interest Shortfall                                                        0.00                  0.00
                                                                                     -------------          ------------

       (5) Remaining Unpaid Class B1
           Interest Shortfall                                                                 0.00                  0.00
                                                                                     -------------          ------------

       (6) Amount applied to Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                     -------------

       (7) Remaining Unpaid Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                     -------------

       (8) Unpaid Class B-1 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------

      (8a) Class B Percentage for such Remittance Date                                        0.00
                                                                                     -------------

       (9) Current Principal (Class B Percentage of Formula Principal
           Distribution Amount)                                                               0.00            0.00000000
                                                                                     -------------          ------------

     (10a) Class B1 Principal Shortfall                                                       0.00
                                                                                     -------------

     (10b) Unpaid Class B1 Principal Shortfall                                                0.00
                                                                                     -------------

      (11) Class B Principal Balance                                                 58,500,000.00
                                                                                     -------------

      (12) Class B1 Principal Balance                                                27,000,000.00
                                                                                     -------------
     (12a) Class B1 Pool Factor                                                         1.00000000
                                                                                     -------------

      (13) Class B-1 Liquidation Loss Interest
           (a) Class B-1 Liquidation Loss Amount                                              0.00
                                                                                     -------------

           (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                   0.00
                                                                                     -------------

           (c) Remaining Class B-1 Liquidation Loss Interest Amount                           0.00
                                                                                     -------------

           (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
               Shortfall                                                                      0.00
                                                                                     -------------

           (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                 0.00
                                                                                     -------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                       REMITTANCE DATE 8/01/2000
                                     Page 7

                                                                                         Total $             Per $1,000
                                                                                         Amount               Original
                                                                                     --------------         ------------
CLASS B2 CERTIFICATES
---------------------
      (14)  Remaining Amount Available                                                2,004,046.00
                                                                                     -------------
      (15)  Class B-2 Remittance Rate (8.80%
            unless Weighted Average Contract
            Rate is less than 8.80%)                                                         8.80%
                                                                                     -------------
      (16)  Aggregate Class B2 Interest                                                 231,000.00            7.33333333
                                                                                     -------------          ------------
      (17)  Amount applied to Unpaid
            Class B2 Interest Shortfall                                                       0.00                  0.00
                                                                                     -------------          ------------
      (18)  Remaining Unpaid Class B2
            Interest Shortfall                                                                0.00                  0.00
                                                                                     -------------          ------------
      (19)  Unpaid Class B2 Principal Shortfall
            (if any) following prior Remittance Date                                          0.00
                                                                                     -------------
      (20)  Class B2 Principal Liquidation Loss Amount                                        0.00
                                                                                     -------------
      (21)  Class B2 Principal (zero until class B1
            paid down: thereafter, Class B Percentage
            of formula Principal Distribution Amount)                                         0.00            0.00000000
                                                                                     -------------          ------------
      (22)  Guarantee Payment                                                                 0.00
                                                                                     -------------
      (23)  Class B2 Principal Balance                                               31,500,000.00
                                                                                     -------------
      (23a) Class B2 Pool Factor                                                        1.00000000
                                                                                     -------------
      (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial Servicing
            Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution Amount,
            Class B-1 Distribution Amount and Class B-2  Distribution Amount, if the
            Company or Green Tree Financial Servicing Corp. is the Servicer)            364,073.24
                                                                                     -------------
      (25)  Class B-3I Guarantee Fee                                                  1,408,972.76
                                                                                     -------------
      (26)  Class B-3I Distribution Amount                                                    0.00
                                                                                     -------------
      (27)  Class B-3I Formula Distribution Amount (all Excess
            Interest plus Unpaid Class B-3I Shortfall)                                        0.00
                                                                                     -------------
      (28)  Class B-3I Distribution Amount (remaining Amount Available)                       0.00
                                                                                     -------------
      (29)  Class B-3I Shortfall (26-27)                                                572,547.58
                                                                                     -------------
      (30)  Unpaid Class B-3I Shortfall                                               7,995,782.76
                                                                                     -------------
      (31)  Class M-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                     -------------
      (32)  Class B-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                     -------------
      (33)  Repossessed Contracts                                                     1,565,249.99
                                                                                     -------------
      (34)  Repossessed Contracts Remaining in Inventory                              2,372,235.46
                                                                                     -------------
      (35)  Weighted Average Contract Rate                                                11.07588
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.